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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) APRIL 15, 1999
                                                 -------------------------------


                                 ENDOCARE, INC.
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               (Exact name of registrant as specified in charter)


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
                 DELAWARE                                                                   33-0618093
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(State of incorporation or organization)         (Commission File Number)        (IRS Employer Identification No.)
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7 STUDEBAKER, IRVINE, CALIFORNIA                                      92618
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code   (949) 595-4770
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                                      NONE
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

           As previously reported in Item 5 of the Annual Report of Endocare, Inc. (the "Company") on Form 10-K for the year ended December 31, 1998, on March 5, 1999, the Company's Board of Directors declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of Common Stock (the "Common Stock"), par value $0.001 per share, of the Company. The Rights dividend was described in greater detail in a letter dated May 11, 1999 sent by the Company to its stockholders, which is included in this filing. This report on Form 8-K reiterates the description of the Rights plan, and provides a copy of the Rights Agreement governing the Plan, the Company's press release announcing the Plan and the letter sent to stockholders describing the Plan.

           The Rights were issued on April 15, 1999 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share (a "Unit") of Series A Junior Participating Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"), of the Company at a price of $25.00 per Unit (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of March 31, 1999 (the "Rights Agreement") between the Company and U.S. Stock Transfer Corporation, as Rights Agent (the "Rights Agent").

           Until the earlier to occur of (i) the close of business on the first date of a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") have acquired beneficial ownership of 15% or more of the outstanding Common Stock (subject to certain exceptions as provided in the Rights Agreement) or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of such outstanding Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate with a copy of this Summary of Rights attached thereto.

           The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date, upon transfer or new issuance of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Stock, outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Common Stock as of the Close of Business on the Distribution Date and such separate Rights Certificates alone will evidence the Rights.

           The Rights are not exercisable until the Distribution Date. The Rights will expire at the close of business on April 15, 2009 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

           The Purchase Price payable, and the number of Units of Series A Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series A Preferred Stock, (ii) upon the grant to holders of the Units of Series A Preferred Stock of certain rights or warrants to subscribe for or purchase Units of Series A Preferred Stock at a price, or securities convertible into Units of Series A Preferred Stock with a conversion price, less than the then current market price of the Units of Series A Preferred Stock or (iii) upon the distribution to holders of the Units of Series A Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Units of Series A Preferred Stock) or of subscription rights or warrants (other than those referred to above).

           The number of outstanding Rights and the number of Units of Series A Preferred Stock issuable upon exercise of each Rights are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

           Units of Series A Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each Unit of Series A Preferred Stock will be entitled to an aggregate dividend of 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Units of Series A Preferred Stock will be entitled to an aggregate payment of 1,000 times the payment made per share of Common Stock. Each Unit of Series



                                       1.
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A Preferred Stock will have 1,000 votes, voting together with the Common Stock.
Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each Unit of Series A Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary anti-dilution provisions.

           Because of the nature of the dividend, liquidation and voting rights, the value of the Series A Preferred Stock and the Units of Series A Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

           In the event that, after the Rights become exercisable, the Company is acquired in a merger or other business combination transaction with an Acquiring Person or an affiliate thereof, or 50% or more of its consolidated assets or earning power are sold to an Acquiring Person or an affiliate thereof, proper provision will be made so that each holder of Rights will thereafter have the right to receive, upon exercise thereof at the then current exercise price of the Rights, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Rights.

           In the event that any person or group of affiliated or associated persons becomes the beneficial owner of 15% or more of the outstanding shares of Common Stock (subject to certain exceptions) or any person is an Adverse Person (as such term is defined in the Rights Agreement), proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of shares of Common Stock or Units of Series A Preferred Stock (or cash, other securities or property) having a market value of two times the exercise price of the Rights.

           At any time after the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 15% or more of the outstanding shares of Common Stock (subject to certain exceptions) and prior to the acquisition by such person or group of 50% or more of the outstanding Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one Unit of Series A Preferred Stock (subject to adjustment) which shall equal, subject to adjustment to reflect stock splits, stock dividends and similar transactions occurring after the date hereof, that number obtained by dividing the Purchase Price by the then current per share market price per Unit of Series A Preferred Stock on the earlier of (i) the date on which any Person becomes an Acquiring Person and (ii) the date on which a tender or exchange offer is announced by any Person, if upon consummation thereof such Person would be the Beneficial Owner of 15% or more of the shares of Company Common Stock then outstanding.

           With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Series A Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Series A Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) and, in lieu thereof, an adjustment in cash will be made based on the market price of the Units of Series A Preferred Stock on the last trading day prior to the date of exercise.

           At any time on or prior to the close of business on the first date of a public announcement that a person or group of affiliated or associated persons acquires beneficial ownership of 15% or more of the outstanding Common Stock (subject to certain exceptions) (unless the Board of Directors extends such period), the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price). The redemption of the rights may be made effective at such time on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price. The Rights are also redeemable under other circumstances as specified in the Rights Agreement.

           The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights except that from and after a Distribution Date no such amendment may adversely affect the interests of the holders of the Rights.

           Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.



                                       2.
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           The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Company's Board of Directors, except pursuant to an offer conditioned on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other business combination approved by the Board of Directors since the Rights may be redeemed by the Company at the Redemption Price prior to the occurrence of a Distribution Date.

           The Rights Agreement, dated as of March 31, 1999, between the Company and the Rights Agent, specifying the terms of the Rights, is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to such exhibit. The Certificate of Designation for the Series A Junior Participating Preferred Stock is attached hereto as an exhibit. The foregoing description of the Series A Junior Participating Preferred Stock is qualified in its entirety by reference to such exhibit.

Item 7.     Financial Statements and Exhibits.

Exhibit 4 Rights Agreement, dated as of March 31, 1999, between the Company and U.S. Stock Transfer Corporation, which includes the form of Certificate of Designation for the Series A Junior Participating Preferred Stock as Exhibit A, the form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Series A Preferred Shares as Exhibit C. Pursuant to the Rights Agreement, printed Right Certificates will not be mailed until as soon as practicable after the earlier of (i) the close of business on the first date of a public announcement that a person or group has acquired beneficial ownership of 15% or more of the shares of Common Stock or (ii) the tenth (10th) business day (or such later date as may be determined by action of the Board of Directors) after a person commences, or announces its intention to commence, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the shares of Common Stock.

Exhibit 20(a)        Press Release dated March 22, 1999.

Exhibit 20(b) Form of Letter to Stockholders of Endocare, Inc. regarding the adoption of the Rights Plan pursuant to the Rights Agreement.





                                       3.
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                                    SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         ENDOCARE, INC.


DATE:  June 2, 1999                      By: /s/ Paul Mikus
                                             ---------------------------------
                                             Name:  Paul Mikus
                                             Title: Chief Executive Officer

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                                  EXHIBIT INDEX



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EXHIBIT
NUMBER                                    DOCUMENT DESCRIPTION
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
4 Rights Agreement, dated as of March 31, 1999, between the Company and U.S. Stock Transfer Corporation, which includes the form of Certificate of Designation for the Series A Junior Participating Preferred Stock as Exhibit A, the form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Series A Preferred Shares as Exhibit C. Pursuant to the Rights Agreement, printed Right Certificates will not be mailed until as soon as practicable after the earlier of (i) the close of business on the first date of a public announcement that a person or group has acquired beneficial ownership of 15% or more of the shares of Common Stock or (ii) the tenth (10th) business day (or such later date as may be determined by action of the Board of Directors) after a person commences, or announces its intention to commence, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the shares of Common Stock.

20(a)                Press Release dated March 22, 1999.

21(b) Form of Letter to Stockholders of Endocare, Inc. regarding the adoption of the Rights Plan pursuant to the Rights Agreement.
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